UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) May 9, 2024 (May 8, 2024)

TRONOX HOLDINGS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100	Laporte Road, Stallingborough
Stamford, Connecticut 06901	Grimsby, North East Lincolnshire, DN40 2PR, England

 (Address of Principal Executive Offices) (Zip Code)

(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-1 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 8, 2024, the Board of Directors of Tronox Holdings plc (the “Company”) appointed Mrs. Lucrece Foufopoulos-De Ridder as an independent Director. Mrs. De Ridder was also appointed to serve as a member of the Company’s Corporate Governance and Sustainability Committee. A copy of the Company’s press release announcing the appointment of Mrs. De Ridder is attached hereto as Exhibit 99.1.

From January 2019 until December 2023, Mrs. Foufopoulos-De Ridder, age 56, served as both an officer and board member of the Borealis Group, one of the world’s leading providers of advanced and sustainable polyolefin solutions, where she was the Executive Vice President Polyolefins, Circular Economy Solutions and Innovation & Technology. Prior to this, she served Eastman Chemical Company as Vice President and General Manager, Rubber Additives, from 2015 to 2018 and Chief Commercial Officer from 2014 to 2015.  Preceding her time at Eastman Chemicals, Mrs. Foufopoulos-De Ridder held a variety of business, strategy, commercial and technology leadership roles at the Dow Chemical Company, Rohm and Haas, Dow Corning and Raychem Corporation.

Mrs. Foufopoulos-De Ridder also serves as a director of Amcor PLC, a global leader in responsible packaging solutions for food, beverage, pharmaceutical, medical, home and personal-care and other industries, Sika AG, a global specialty chemicals leader in solutions for the building sector and automotive industry, and Royal Vopak N.V., a global independent infrastructure provider.

Mrs. Foufopoulos-De Ridder will receive compensation consistent with the other non-employee directors of the Company. Pursuant to this program, Mrs. Foufopoulos-De Ridder will receive an annual cash retainer of $100,000, payable quarterly in arrears, and an additional annual retainer of $15,000, payable quarterly in arrears, for serving as a member of the corporate governance and sustainability committee.  In addition, Ms. Foufopoulos-De Ridder is entitled to an annual equity grant of time-based restricted share units with a fair market value of $150,000.

There are no arrangements between Mrs. Foufopoulos-De Ridder and any other persons pursuant to which Mrs. Foufopoulos-De Ridder was selected as a director. There are no related party transactions between the Company and Mrs. Foufopoulos-De Ridder that would be required to be reported pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The Annual General Meeting of Shareholders (the “Annual Meeting”) of the “Company was held on May 8, 2024.

(b) At the Annual Meeting, shareholders voted in favor of the following proposals:

Proposal 1. Election of directors. To elect directors to terms expiring in 2025.

Nominee	Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
Ilan Kaufthal	130,018,989	91%	12,969,815	9%	34,413	–%	6,740,332
John Romano	141,925,057	99%	1,068,138	0.7%	30,022	–%	6,740,332
Jean-Francois Turgeon	141,714,181	99%	1,264,850	0.9%	44,186	–%	6,740,332
Mutlaq Al-Morished	141,450,393	99%	1,526,498	1%	46,326	–%	6,740,332
Peter B. Johnston	141,965,690	99%	1,020,952	0.7%	36,575	–%	6,740,332
Ginger M. Jones	142,668,130	99%	326,615	0.2%	28,472	–%	6,740,332
Stephen Jones	142,714,326	99%	283,217	0.2%	25,674	–%	6,740,332
Moazzam Khan	141,370,499	99%	1,608,895	1%	43,823	–%	6,740,332
Sipho Nkosi	138,251,990	97%	4,725,104	3%	46,123	–%	6,740,332

Proposal 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (the “Say-on-Pay”).

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
139,066,699	97%	3,837,584	2.7%	118,934	–%	6,740,332

Proposal 3. To ratify the appointment of the Company’s independent registered public auditor.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
148,597,869	99%	1,134,554	0.75%	31,126	–%	0

Proposal 4. To approve receipt of the Company’s U.K. audited annual accounts and related directors’ and auditor’s report for the fiscal year ended December 31, 2023.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
149,613,235	99%	55,123	0.03%	95,191	–%	0

Proposal 5. To approve, on a non-binding advisory basis, the Company’s U.K. directors’ remuneration report for the fiscal year ended December 31, 2023.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
140,172,441	98%	2,822,606	2%	28,170	–%	6,740,332

Proposal 6. To re-appoint PricewaterhouseCoopers LLP as the Company’s U.K. statutory auditor for the fiscal year ended December 31, 2024.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
148,601,757	99%	1,133,178	0.75%	28,614	–%	0

Proposal 7. To authorize the Board of Directors or Audit Committee to determine the remuneration of PwC U.K. in its capacity as the Company’s U.K. statutory auditor.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
149,633,603	99%	85,569	0.05%	44,377	–%	0

Proposal 8. To authorize the Board of Directors to allot shares.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
148,510,780	99%	1,159,911	0.8%	92,858	–%	0

Proposal 9. To authorize the Board of Directors to allot shares without rights of preemption.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
147,770,876	99%	1,785,873	1%	206,800	–%	0

Proposal 10. To approve forms of share repurchase contracts and share repurchase counterparties.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
149,344,457	99%	221,007	0.1%	198,085	–%	0

Proposal 11.  To approve an amendment to the Tronox Holdings plc Amended and Restated Management Equity Incentive Plan for the sole purpose of increasing the authorized shares thereunder.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
139,521,106	98%	3,462,282	2%	39,829	–%	6,740,332

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit No.	Description
99.1	Press Release, dated May 8, 2024.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: May 9, 2024	By:	/s/ Jeffrey Neuman
		Name:	Jeffrey Neuman
		Title:	Senior Vice President, General Counsel and Secretary